SIXTH AMENDMENT TO

                             NPC INTERNATIONAL, INC.
                               PROFIT SHARING PLAN


                              WITNESSETH, WHEREAS:

The Employer maintains a profit-sharing plan (the "Plan") intended to meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for the benefit of its employees; and

The  Employer  is empowered to amend the Plan pursuant to Section 11.1  thereof;
and

The Employer wishes to amend the Plan in the manner set forth below;

NOW, THEREFORE, the Employer has determined with the concurrence of the Trustee that the Plan shall be amended as follows:

     Effective as of January 1, 1997, Section 4.1(b) of the Plan is hereby amended to add the following subsection (iv);

          "(iv) For the Plan Year ended December 31, 1996, the contribution shall be 2% of eligible compensation for employees of the Pizza Hut division and 2% of eligible compensation for employees of Romacorp, Inc."

IN WITNESS WHEREOF, the Plan is amended as of the day and the date set forth above.

                                        EMPLOYER:
                                                   NPCInternational,Inc.

ATTEST AS TO EMPLOYER
By______________________

                                   _________________________
                                   _________________________
                                        Print Name

                                        TRUSTEE:
                                                     Boatmen's Trust Company


By______________________


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